EXHIBIT 10.4

SERVICE AGREEMENT NO.	85036
CONTROL NO.	2005-05-26-0057
FTS SERVICE AGREEMENT
THIS AGREEMENT, made and entered into this 21 day of October, 2005 , by and between:
Columbia Gas Transmission Corporation
(“Transporter”)
AND
Washington Gas Light Company
(“Shipper”)
WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:
Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive service in accordance with the provisions of the effective FTS Rate Schedule and applicable General Terms and Conditions of Transporter’s FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284. 223 of Subpart G of the Commission’s regulations. Shipper warrants that service hereunder is being provided on behalf of Shipper
Section 2. Term. Service under this Agreement shall commence as of November 1, 2005 , and shall continue in full force and effect until October 31,2010 . Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission’s regulations and Transporter’s Tariff
Section 3. Rates. Shipper shall pay Transporter the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter’s maximum rate, but not less than Transporter’s minimum rate. Such discounted rate may apply to: a) specified quantities (contract demand or commodity quantities); b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; c) quantities during specified time periods; d) quantities at specified points, locations, or other defined geographical areas; and e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e, that the reservation charge will be adjusted in a specified relationship to quantities actually transported). In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporter’s maximum rate so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sheets. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable.

SERVICE AGREEMENT NO	85036
CONTROL NO.	2005-05-26-0057
FTS SERVICE AGREEMENT
Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention: Manager — Customer Services and notices to Shipper shall be addressed to it at:
Washington Gas Light Company
Attn: Gas Acquisition
Room 320-B
6801 Industrial Road
Springfield, VA 22151
ATTN: Tim Sherwood
until changed by either party by written notice.

SERVICE AGREEMENT NO.	85036
CONTROL NO.	2005-05-26-0057
FTS SERVICE AGREEMENT
Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: FTS 78833.

Washington Gas Light Company

By:

Name:

Title:

Date:

Columbia Gas Transmission Corporation

By:

Name:

Title:

Date:

Revision No. 0
Control No. 2005-05-26-0057

Appendix A to Service Agreement No. 85036
Under Rate Schedule	FTS
Between (Transporter)	Columbia Gas Transmission Corporation
and (Shipper)	Washington Gas Light Company
Transportation Demand 64,043 Dth/Day
Primary Receipt Points

					Minimum
				Maximum	Receipt
				Daily	Pressure	Hourly
Scheduling	Scheduling Point	Measuring	Measuring Point	Quantity	Obligation	Flowrate
Point No.	Name	Point No.	Name	(Dth/Day)	(psig) 1/	(Dth/hour) 1/

A01	KENOVA AGG	A01		12
	POINT-19
CNR02	BOLDMAN-16	CNR02		4,100
CNR14	HUFF CREEK-16	CNR14		1,400
1001	DIRECT	1001		500
	APPALACHIAN
801	TCO-LEACH	801		58,031

Revision No. 0
Control No. 2005-05-26-0057

Appendix A to Service Agreement No. 85036
Under Rate Schedule	FTS
Between (Transporter)	Columbia Gas Transmission Corporation
and (Shipper)	Washington Gas Light Company
Primary Delivery Points

Minimum
				Maximum			Delivery
				Daily Delivery	Design Daily		Pressure	Hourly
Scheduling	Scheduling Point	Measuring	Measuring Point	Obligation	Quantity	Aggregate	Obligation	Flowrate
Point No.	Name	Point No.	Name	(Dth/day)1/	(Dth/day)1/	Daily Quantity1/	(pslg)1/	(Dth/hour) 1/

78-30	WASHINGTON	78-30		64,043
GAS-30

Revision No.	0
Control No.	2005-05-26-0057

Appendix A to Service Agreement No.	85036
Under Rate Schedule	FTS
Between (Transporter)	Columbia Gas Transmission Corporation
and (Shipper)	Washington Gas Light Company

1/	Application of MDDOs, DDQs, and ADQs and/or minimum pressure and/or hourly flowrate shall be as follows:

Revision No.	0
Control No.	2005-05-26-0057

Appendix A to Service Agreement No. 85036
Under Rate Schedule	FTS
Between (Transporter)	Columbia Gas Transmission Corporation
and (Shipper)	Washington Gas Light Company
The Master list of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Transporter’s Tariff is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.
☐ Yes ☑ No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 42 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.
☐ Yes ☑ No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.
Service pursuant to this Appendix A, Revision No. 0 shall be effective November 1, 2005 through October 31, 2010.
☐ Yes ☑ No (Check applicable blank) This Appendix A, Revision No. 0 shall cancel and supersede the Previous Appendix A, Revision No.            effective as of           , 20           , to the Service Agreement referenced above.

☑ Yes ☐ No (Check applicable blank) All Gas shall be delivered at existing points of interconnection within the MDDO’s, and/or ADQ’s, and/or DDQ’s, as applicable, set forth in Transporter’s currently effective Rate Schedule SST Appendix A, Revision No. 4 with Shipper, which for such points set forth are incorporated herein by reference.
With the exception of this Appendix A, Revision No. 0 all other terms and conditions of said Service Agreement shall remain in full force and effect.

Washington Gas Light Company

By:

Name:

Title:

Date:

Columbia Gas Transmission Corporation

By:

Name:

Title:

Date: